EXHIBIT 24.1

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2010.

/s/ John P. O’Brien
Name:	John P. O’Brien
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Catherine Z. Manning
Name:	Catherine Z. Manning
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Jack E. Thompson
Name:	Jack E. Thompson
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2010.

/s/ Jarl Berntzen
Name:	Jarl Berntzen
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2010.

/s/ Peter C. Jones
Name:	Peter C. Jones
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2010.

/s/ John C. Fontaine
Name:	John C. Fontaine
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2010.

/s/ Robert E. Fishman
Name:	Robert E. Fishman
Title:	Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2009, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2010.

/s/ Willy R. Strothotte
Name:	Willy R. Strothotte
Title:	Director
Century Aluminum Company